File Number:  33-34801
                                               Filed Pursuant to Rule 497(e)
                                               of the Securities Act of 1933




                                                           January 22, 2013



                              Pioneer Mid Cap Value Fund

                Supplement to the March 1, 2012 Prospectus, as in effect
  	             and as may be amended from time to time

Fund summary

The following replaces the information in the "Management" chart:

Portfolio management  Edward T. Shadek Jr., senior vice president of
                      Pioneer (portfolio manager of the fund since 2013) and Timothy Horan, vice president of Pioneer (portfolio manager of the fund since 2011; assistant portfolio manager of the fund from 2007-2011).


Management

The following replaces the first paragraph in the subsection entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Edward T. Shadek Jr., senior vice president of Pioneer (portfolio manager of the fund since 2013) and Timothy Horan, vice president of Pioneer (portfolio manager of the fund since 2011). Mr. Shadek and Mr. Horan are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Shadek joined Pioneer in January 2012. Prior to joining Pioneer, he was co-founder and portfolio manager at Shaylor Capital. From 1997 to 2009, Mr. Shadek was senior managing director and deputy head of investments at Putnam Investments. Mr. Horan joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, he was employed at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004. Mr. Horan served as assistant portfolio manager of the fund from 2007 to 2011.





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                                      (c) 2013 Pioneer Funds Distributor, Inc.
                                           Underwriter of Pioneer mutual funds
                                                                   Member SIPC